Exhibit 10.1

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
among
CSI COMPRESSCO LP,
CSI COMPRESSCO SUB INC.,
and
CSI COMPRESSCO OPERATING LLC,
as Borrowers,

the Guarantors Party Hereto,

BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank, and Swing Line Lender,
and
the Lenders Party Hereto

Dated as of June 26, 2019

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “First Amendment”), dated as of June 26, 2019, is by and among CSI COMPRESSCO LP, a Delaware limited partnership (the “Company”), CSI COMPRESSCO SUB INC., a Delaware corporation (“Sub Inc.”), CSI COMPRESSCO OPERATING LLC, a Delaware limited liability company (“Operating LLC” and collectively with the Company and Sub Inc., the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, the Issuing Bank, the Swing Line Lender and BANK OF AMERICA, N.A., a national banking association, as administrative agent and collateral agent for the Lenders (in such capacity, “Administrative Agent”).
RECITALS:
A.The Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Loan and Security Agreement dated as of June 29, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended hereby and as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrowers.
B.    The Borrowers, the Guarantors, the Lenders and the Administrative Agent desire to amend certain provisions of the Existing Credit Agreement as more fully described herein.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (ii) of the definition of “Borrowing Base” in its entirety as follows:(ii)    the least of (x) $10,000,000, (y) 25% of the Line Cap and (z) 50% of the net book value of the Eligible Spare Parts Inventory; minus
2.2    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the following definitions in their entirety as follows:
“Bank Product”: any of the following products, services or facilities extended to any Obligor or a Restricted Subsidiary of a Borrower and/or a Guarantor by any Person that (a) at the time it enters into a Bank Product is a Lender or any of its Affiliates or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Bank Product with any Obligor or a Restricted Subsidiary of a Borrower and/or a Guarantor, in each case in its capacity as a party to such Bank Product (even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender): (i) Cash Management Services; (ii) products under Hedging Agreements; (iii) commercial credit card, purchase cards and merchant card services; and (iv) other banking products or services, other than Letters of Credit.
“Covenant Trigger Period”: the period commencing on the day that Excess Availability is less than $5,000,000 and continuing until the day that (i) Excess Availability equals or exceeds $5,000,000 and (ii) no Event of Default has occurred and is continuing, in the case of each of clauses (i) and (ii), for a period of 30 consecutive days, and a Senior Officer of Borrower Agent shall deliver a certificate certifying that the conditions set forth in clauses (i) and (ii) have been satisfied, which shall include the calculations reasonably satisfactory to Administrative Agent.
“Secured Bank Product Obligations”: Debt, obligations and other liabilities with respect to Bank Products owing by an Obligor or a Restricted Subsidiary of a Borrower and/or a Guarantor to a Secured Bank Product Provider; provided, that Secured Bank Product Obligations of an Obligor shall not include its Excluded Swap Obligations.
“Secured Bank Product Provider”: (a) Bank of America or any of its Affiliates; and (b) any Person that (i) at the time it enters into a Bank Product is a Lender or any of its Affiliates or (ii) at the time it (or its Affiliate) becomes a Lender, is a party to a Bank Product with an Obligor or a Restricted Subsidiary of a Borrower and/or a Guarantor, in each case in its capacity as a party to such Bank Product (even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender), provided that such Bank Product is not secured by the Notes Collateral and such provider delivers written notice to Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent, within 10 days following the later of the Closing Date, June 26, 2019, creation of the Bank Product or the date on which such provider becomes a Lender, (A) describing the Bank Product and setting forth the maximum amount to be secured by the Collateral and the methodology to be used in calculating such amount; (B) agreeing to be bound by Section 13.13; and (C) designating any Hedging Agreements as Secured Bank Product Obligations to be pari passu with the Loans to the extent applicable.
2.3    Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by deleting “and” at the end of clause (d) of the definition of “Unrestricted Subsidiary”, adding “and” at the end of clause (e) thereof and adding a new clause (f) as follows:
(f) (i) does not have any Secured Bank Product Obligations outstanding or otherwise owing by such Person to a Secured Bank Product Provider and (ii) is not a direct or indirect parent entity of a Restricted Subsidiary with Secured Bank Product Obligations outstanding or otherwise owing to a Secured Bank Product Provider.
2.4    Amendment to Section 4.6. The first sentence of Section 4.6 of the Credit Agreement is hereby amended by replacing the reference to “any Obligor” in such sentence with the phrase “any Obligor and/or Restricted Subsidiary (as applicable)”.
2.5    Amendment to Exhibit B (Form of Borrowing Base Report). Exhibit B of the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Annex A.
Section 3.    Conditions Precedent. This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 15.1 of the Credit Agreement):

3.1    The Administrative Agent shall have received from the Lenders, the Issuing Bank, the Borrowers and the Guarantors, counterparts in accordance with Section 4.5 of this First Amendment signed on behalf of such Person.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received, to the satisfaction of the Administrative Agent, documents evidencing compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 15.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. On and after the First Amendment Effective Date, this First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this First Amendment. Each reference to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as amended by this First Amendment. The amendments contemplated by this First Amendment are limited to the items expressly set forth herein.
4.2    Reservation of Rights. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly set forth herein, (i) constitute a consent to any action or inaction by the Borrowers or Guarantors, (ii) be a consent to any other amendment, waiver or modification of any term or condition of the Credit Agreement or any other Loan Document, nor (iii) prejudice, limit, impair or otherwise affect or operate as a waiver of any right, power or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this First Amendment). Nothing in this First Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any similar or future amendment (or any consent or waiver) of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
4.3    RELEASE. EACH OF THE UNDERSIGNED BORROWERS AND GUARANTORS (ON BEHALF OF ITSELF AND ITS AFFILIATES) HEREBY FOREVER WAIVES, RELEASES, ACQUITS AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, CROSSCLAIMS, COUNTERCLAIMS, RIGHTS OF SET-OFF AND RECOUPMENT), SUITS, DEMANDS, DEBTS, ACCOUNTS, CONTRACTS, LIABILITIES, OBLIGATIONS, JUDGMENTS, DAMAGES, ACTIONS AND CAUSES OF ACTIONS, WHETHER IN LAW OR IN EQUITY, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW OR HEREAFTER EXISTING, THAT THE UNDERSIGNED BORROWERS AND GUARANTORS (AND EACH OF THEIR AFFILIATES) AT ANY TIME HAD OR HAS, OR THAT ITS SUCCESSORS, ASSIGNS, AFFILIATES, SHAREHOLDERS AND “CONTROLLING PERSONS” (WITHIN THE MEANING OF FEDERAL SECURITIES LAWS) HEREAFTER CAN OR MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER AND ANY ISSUING BANK OR ANY OF THEIR RESPECTIVE AFFILIATES (AND EACH OF THEIR RESPECTIVE PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, TRUSTEES AND ADVISORS), IN EACH CASE THROUGH THE FIRST AMENDMENT EFFECTIVE DATE AND IN CONNECTION WITH THIS

FIRST AMENDMENT, THE CREDIT AGREEMENT, THE OTHER LOAN DOCUMENTS, ALL OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH, AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.
4.4    Ratification and Affirmation; Representations and Warranties. Each Borrower and each Guarantor hereby (a) renews, extends, ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except for representations and warranties that expressly relate to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date; and
(ii)    (A) no Default or Event of Default has occurred and is continuing and (B) immediately after giving effect to this First Amendment, no Default or Event of Default will have occurred and be continuing.
4.5    Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof; provided, that it is understood and agreed that the Borrowers and Guarantors shall each deliver three (3) original executed signature pages to this First Amendment promptly after the First Amendment Effective Date. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
4.6    Payment of Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared herewith and the transactions contemplated hereby, in each case, in accordance with Section 3.4 of the Credit Agreement.
4.7    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
4.8    GOVERNING LAW. THIS FIRST AMENDMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

4.9    CONSENT TO FORUM; BAIL-IN OF EEA FINANCIAL INSTITUTIONS; WAIVERS BY OBLIGORS. The provisions of Sections 15.14 and 15.15 of the Credit Agreement are hereby incorporated herein as though stated in their entirety herein, mutatis mutandis.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS: CSI COMPRESSCO LP By: CSI Compressco GP Inc., its General Partner By: /s/ Joseph J. Meyer Name: Joseph J. Meyer Title: Treasurer
CSI COMPRESSCO SUB INC. By: /s/ Joseph J. Meyer Name: Joseph J. Meyer Title: Treasurer
CSI COMPRESSCO OPERATING LLC By: /s/ Joseph J. Meyer Name: Joseph J. Meyer Title: Treasurer

GUARANTORS:
CSI COMPRESSCO FINANCE INC.
By: /s/ Joseph J. Meyer

Name: Joseph J. Meyer
Title: Treasurer
CSI COMPRESSCO FIELD SERVICES INTERNATIONAL LLC
By: CSI Compressco Operating LLC,
its sole member
By: /s/ Joseph J. Meyer

Name: Joseph J. Meyer
Title: Treasurer
CSI COMPRESSCO INTERNATIONAL LLC
By: CSI Compressco Operating LLC,
its sole member
By: /s/ Joseph J. Meyer
Name: Joseph J. Meyer
Title: Treasurer

CSI COMPRESSCO HOLDINGS LLC

By:	CSI Compressco Operating LLC, its sole member
By:    /s/ Joseph J. Meyer

Name: Joseph J. Meyer
Title: Treasurer
CSI COMPRESSCO LEASING LLC

By:	CSI Compressco Operating LLC, its sole member
By:    /s/ Joseph J. Meyer

Name: Joseph J. Meyer
Title: Treasurer
CSI COMPRESSION HOLDINGS, LLC

By:	CSI Compressco Sub Inc., its sole member
By:    /s/ Joseph J. Meyer

Name: Joseph J. Meyer
Title: Treasurer
ROTARY COMPRESSOR SYSTEMS, INC.
By:    /s/ Joseph J. Meyer

Name: Joseph J. Meyer
Title: Treasurer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank, Swing Line Lender and Lender

/s/ Terrance O. McKinney
Name: Terrance O. McKinney
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

/s/ J. Devin Mock
Name: J. Devin Mock
Title: Authorized Officer

Annex A
[See attached.]

Borrowing Base Number:    ____
Borrowing Base Date:    ________

Borrowing Base Certificate
	Loan Number	AAA00
CSI Compressco LP		Trade AR
Beginning AR Balance (AR balance from Prior BBC)	−	−
Sales (+)	−	−
Credit Memos (-)	−	−
Adjustments (+)	−	−
Adjustments (-)	−	−
Net Collections - Includes Non NR Cash (-)	−	−
Discounts (-)	−	−
Non A/R Cash (+)	−	−
Unapplied Cash (-)	−	−
Gross Accounts Receivable	−	−
Ineligible A/R
Past due	−	−
Aged Credits	−	−
Cross-Aged	−	−
Contra	−	−
Debit Memo & Chargeback	−	−
Finance Charge	−	−
Concentration	−	−
Bankruptcy/Credit Hold	−	−
COD/Cash	−	−
Foreign	−	−
Government	−	−
Intercompany	−	−
Excess of AR	−	−
Other Ineligibles	−	−
Total Ineligible A/R	−	−
Net Eligible A/R	−	−
Advance Rate	85%	85%
Net Eligible A/R @ Adv %	−	−
Less: Dilution Reserve	−	−
Less: Other Availability Reserve	−	−
Eligible A/R @ Adv %, net of Availability Reserves	−	−
Sub Limit	N/A	N/A
A/R Availability (Item A)	−	−
[___]% Effective Advance Rate

Beginning Inventory Balance (Inventory balance from Prior BBC)	−	−
Purchases (+)	−	−
Sales (-)	−	−
Adjustments (+)	−	−
Adjustments (-)	−	−
Gross Inventory	−	−
Ineligible Inventory
Obsolete, Defective, etc.	−	−
Governmental Authority Standards	−	−
Consignment	−	−
Negotiable Document of Title	−	−
Possession of Bailee/ Warehouseman	−	−
Not Covered by Reasonably Acceptable Insurance	−	−
Other Ineligibles	−	−
Total Ineligible Inventory	−	−
Net Eligible Inventory	−	−
Advance Rate	50%	50%
Net Eligible Inventory @ Adv % (Sub-total)	−	−
Sub Limit (Least of (a) $10,000,000, (b) 25% of Line Cap and (c) Sub-total)	−	−
Gross Inventory Availability	−	−
Less: Inventory Reserve	−	−
Less: Rent and Charges Reserve	−	−
Less: Other Availability Reserve	−	−
Net Inventory Availability (Item B)	−	−

Gross Availability (Sum of Item A and Item B)	−
Line Amount	$50,000,000
ADJUSTED GROSS AVAILABILITY (Lesser of Gross Availability and Line Amount)	−
Suppressed Availability	−

Revolving Loan Balance	−
Letters of Credit	−
AP Amount to Vendors with Lien/Security Interests	−
Availability Block	N/A
Loan Exposures	−

NET AVAILABILITY/ (SHORTFALL)	−

The undersigned represents and warrants that:
(A) The information provided above and in the accompanying supporting documentation is true, complete and correct, and complies in all material respects with the conditions, terms and covenants of that certain Loan and Security Agreement dated as of June 29, 2018 (as amended prior to the date hereof, the “Credit Agreement”) by and among CSI Compressco LP, a Delaware limited partnership (the “Partnership”), CSI Compressco Sub Inc., a Delaware corporation (“Sub Inc.”), CSI Compressco Operating LLC, a Delaware limited liability company (“Operating LLC” and collectively with the Partnership and Sub Inc., the “Borrowers”), certain subsidiaries of the Borrowers named as guarantors therein, the financial institutions party from time to time therein as Lenders, Bank of America, N.A., in its capacity as administrative agent and collateral agent for the Lenders (in such capacities, “Administrative Agent”)

(B) The representations and warranties of the Obligors set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof.

CSI COMPRESSCO LP

By:	CSI Compressco GP Inc., its General Partner

By:	Name: Title:

Date:____________________________

If this document is being transmitted electronically, the undersigned acknowledges that by entering the name of its duly authorized officer on the Certificate, that officer has reviewed the Certificate and affirmed the representations, warranties and certifications referenced above.